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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): July 5, 2005

                               Immunomedics, Inc.
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             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                   000-12104               61-1009366
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  (State or Other Jurisdiction        (Commission           (I.R.S. Employer
       of Incorporation)              File Number)         Identification No.)

    300 American Road, Morris Plains, New Jersey                  07950
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      (Address of Principal Executive Offices)                 (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 8.01.     OTHER EVENT

        On July 5, 2005 Immunomedics, Inc. issued a press release announcing its offer to exchange its 5% Senior Convertible Notes due 2008 and its related warrants to purchase common stock for a new series of notes and warrants, that if the exchange offer is completed, will be materially the same as the securities initially issued except for limited changes specified in the Exchange Offer Memorandum.

        A copy of the press release describing the exchange offer is attached hereto as exhibit 99.1. Exhibit 99.1 is being furnished and shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of such Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

        A copy of the Exchange Offer Memorandum is attached hereto as Exhibit
4.1 and is hereby incorporated by reference. The Exchange Offer Memorandum is attached hereto for purposes of full and fair disclosure under Regulation FD, not to solicit interest in the exchange offer, which is being made solely by the distribution by the Company of the Exchange Offer Memorandum and accompanying Letter of Transmittal to the investors in the original offering, who are all Qualified Institutional Buyers and institutional Accredited Investors as defined in the Securities Act of 1933.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS.

       (c)     Exhibits:

               4.1      - Exchange Offer Memorandum, dated July 5, 2005

               99.1     - Press Release, dated July 5, 2005

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 6, 2005                                  IMMUNOMEDICS, INC.

                                                     By: /s/ Cynthia L. Sullivan
                                                         -----------------------
                                                         Cynthia L. Sullivan
                                                         President and
                                                         Chief Executive Officer

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                                  EXHIBIT INDEX

EXHIBIT NUMBER         DESCRIPTION
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     4.1               Exchange Offer Memorandum, dated July 5, 2005

    99.1               Press Release, dated July 5, 2005